UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 27, 2004



                            FMS FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



         New Jersey                      0-17353                    22-2916440
---------------------------        ------------------------      ---------------
State or other jurisdiction        (Commission File Number)      (IRS Employer
     of incorporation)                                           Identification
                                                                     Number)


3 Sunset Road, Burlington, New Jersey                                   08016
---------------------------------------                               ----------
(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code: (609)386-2400
                                                    -------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                            FMS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
----------------------------------------------------------------------------

            (c) Exhibits:

                  99    Press Release dated April 27, 2004


Item 12.  Results of Operations and Financial Condition
-------------------------------------------------------

     On April 27, 2004, the Registrant issued a press release to report earnings for the quarter ended March 31, 2004. A copy of the press release is furnished with this Form 8-K as an exhibit.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     FMS FINANCIAL CORPORATION



Date: April 27, 2004                 By: /s/ Craig W. Yates
                                         ---------------------------------------
                                         Craig W. Yates
                                         President and Chief Executive Officer

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